VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


The unaudited consolidated statements of operations are presented as if the Trust acquired The Thicket Apartments as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of The Thicket Apartments have been made.

The unaudited pro forma statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Trust had acquired the apartment community as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

The assets and liabilities associated with the acquisition of The Thicket Apartments, on June 28, 1996, are incorporated in the financial statements on Form 10-Q for the period ended June 30, 1996 as filed with the Securities and Exchange Commission. Therefore, a pro forma balance sheet is not presented.



                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)


                                                               THE             ADDITIONAL
                                             COMPANY         THICKET            PRO FORMA          COMPANY
                                           HISTORICAL       APARTMENTS         ADJUSTMENTS        PRO FORMA
                                           ----------       ----------         -----------        ---------

REVENUES
Rental revenue                                 $329,622         $852,397 (A)                       $1,182,019
Other property revenues                               0           24,213 (A)                           24,213
                                          --------------  ---------------                       --------------
  Total property revenues                       329,622          876,610                            1,206,232

Miscellaneous income                            141,229                                               141,229
Interest income                                  91,903                                                91,903
                                          --------------  ---------------                       --------------
                                                233,132                                               233,132
                                          --------------  ---------------                       --------------

  Total revenues                                562,754          876,610                            1,439,364
                                          --------------  ---------------                       --------------

EXPENSES
Investment advisor's fees                       333,461                                               333,461
Trustees' fees and expenses                      43,294                                                43,294
Professional fees                               378,690                                               378,690
Other operating expenses                        165,656                                               165,656
Property operating and maintenance              108,973          400,304 (A)                          509,277
Depreciation and amortization                    40,900                              181,059 (B)      221,959
Interest expense                                      0                              398,347 (C)      398,347
                                          --------------  ---------------    ----------------   --------------
  Total expenses                              1,070,974          400,304             579,406        2,050,684
                                          --------------  ---------------    ----------------   --------------

  Income (loss) before loss on sale
  of real estate investments                   (508,220)         476,306            (579,406)        (611,320)

  Loss on sale of real estate investments       (26,800)                                              (26,800)
                                          --------------                                        --------------

  Net income (loss)                           ($535,020)        $476,306           ($579,406)       ($638,120)
                                          ==============  ===============    ================   ==============

Weighted average number of
  shares outstanding                          8,645,000                                             8,645,000
                                          ==============                                        ==============

PER SHARE INFORMATION:
Net loss                                         ($0.06)                                               ($0.07)
                                          ==============                                        ==============


The accompanying notes are an integral part of these statements.



                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1995 (Unaudited)

                                                                       THE            ADDITIONAL
                                                  COMPANY            THICKET           PRO FORMA            COMPANY
                                                HISTORICAL         APARTMENTS         ADJUSTMENTS          PRO FORMA
                                                ----------         ----------         -----------          ---------

REVENUES
Rental revenue                                      $600,454          $1,621,037 (A)                        $2,221,491
Other property revenues                                    0              53,201 (A)                            53,201
                                               --------------    ----------------                        --------------
  Total property revenues                            600,454           1,674,238                             2,274,692
                                               --------------    ----------------                        --------------

Loan commitment fees                                  22,447                                                    22,447
Interest Income                                      891,499                                                   891,499
Income from partnership                            1,730,508                                                 1,730,508
                                               --------------    ----------------                        --------------
                                                   2,644,454                                                 2,644,454
                                               --------------    ----------------                        --------------

Total revenues                                     3,244,908           1,674,238                             4,919,146
                                               --------------    ----------------                        --------------

EXPENSES
Investment advisor's fees                            361,568                                                   361,568
Trustees fees and expenses                            70,246                                                    70,246
Professional fees                                    428,166                                                   428,166
Other operating expenses                             267,934                                                   267,934
Property operating and maintenance                   290,548             768,905 (A)                         1,059,453
Depreciation and amortization                        361,013                                362,117 (B)        723,130
Interest expense                                           0                                795,567 (C)        795,567
                                               --------------    ----------------   ----------------     --------------
  Total expenses                                   1,779,475             768,905          1,157,684          3,706,064
                                               --------------    ----------------   ----------------     --------------

  Income before gain (loss) on sale
  of real estate investments                       1,465,433             905,333         (1,157,684)         1,213,082
                                               --------------    ----------------   ----------------     --------------

GAIN (LOSS) ON REAL ESTATE INVESTMENTS
  Gain on sale of real estate investments          1,853,148                                                 1,853,148
  Loss on sale of real estate investments           (198,035)                                                 (198,035)
  Allowance to reduce mortgage receivable
    to fair value                                 (2,542,000)                                               (2,542,000)
                                               --------------                                            --------------
                                                    (886,887)                                                 (886,887)
                                               --------------                                            --------------

  Net income (loss)                                 $578,546            $905,333        ($1,157,684)          $326,195
                                               ==============    ================   ================     ==============

Weighted average number of
  shares outstanding                               8,645,000                                                 8,645,000
                                               ==============                                            ==============

PER SHARE INFORMATION:
Income before gain (loss) on real
  estate investments                                   $0.17                                                     $0.14

Gain (loss) on sale of real estate
  investments                                          (0.10)                                                    (0.10)
                                               --------------                                            --------------

Net income                                             $0.07                                                     $0.04
                                               ==============                                            ==============


The accompanying notes are an integral part of these statements.

                       VININGS INVESTMENT PROPERTIES TRUST
                                AND SUBSIDIARIES

                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENTS OF OPERATIONS


     (A) Represents the pro forma adjustments necessary to reflect a full period of rental revenues, other property revenues and property operating and maintenance expenses for The Thicket Apartments for the six and twelve month periods ended June 30, 1996 and December 31, 1995, respectively.

     (B) Represents the pro forma adjustments necessary to reflect a full period of depreciation expense for the six and twelve month periods ended June 30, 1996, and December 31, 1995, respectively, based on the costs associated with the acquisition of The Thicket Apartments. Additionally, represents adjustments to reflect a full period of amortization of loan costs associated with the acquisition of the property and are reflected for the six and twelve month periods ended June 30, 1996, and December 31, 1995, respectively.

     (C) Reflects increased interest expense associated with borrowings utilized to acquire The Thicket Apartments. Borrowings include $7.3 million of mortgage debt at a fixed rate of 9.04% and additional borrowings under the Trust's line of credit of approximately $1.5 million at a weighted average interest rate of 8.25%. If interest rates under the line of credit fluctuated .125%, interest costs on the pro forma line of credit debt would increase or decrease by approximately $1,976 on an annualized basis.